                                                                  EXHIBIT 23.3

                      CONSENT OF LAWRENCE M.V.D. SCHLOSS

   I hereby consent to the reference in the Proxy Statement/Prospectus constituting part of the Registration Statement on Form S-4 of DecisionOne Holdings Corp. to my name as a person about to become a director of DecisionOne Holdings Corp.

                                          /s/ Lawrence M.v.D. Schloss
                                          -----------------------------------
                                             Lawrence M.v.D. Schloss

May 29, 1997